Exhibit 10.4.2

FIRST AMENDMENT

TO

TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is dated as of             , 2010, among WHALE SHARK MEDIA, INC., SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, and RMN ACQUISITION CO., LLC (each, individually a “Borrower,” and collectively the “Borrowers”), COMERICA BANK, a Texas banking association, as agent (“Agent”), and the Lenders (as defined in the Loan Agreement) party hereto.

RECITALS:

A. Borrower, Agent and the Lenders have previously entered into the Term Loan Agreement dated as of November 24, 2010 (such agreement, together with all amendments and restatements, the “Loan Agreement”).

B. Borrower, Agent and the Lenders desire to amend the Loan Agreement as herein provided.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Loan Agreement.

ARTICLE II

Amendments

(All amendments herein are effective as of the date of this Amendment unless otherwise stated)

2.1 Amendment to Section 1.1 of the Loan Agreement. The following defined portions of Section 1.1 of the Loan Agreement are restated in their entirety to read as follows:

(a) The “EBITDA” definition is restated in its entirety to read as follows:

“EBITDA” shall mean, for any period, Net Income for such period plus, without duplication and only to the extent reflected as a charge or reduction in the statement of such Net Income for such period, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) non-cash stock compensation expenses, (e) any non-recurring, one-time expenses related to the

Acquisition, and (f) subject to the approval of the Majority Lenders, which may be granted or withheld in their sole discretion, any extraordinary, unusual or non-cash non-recurring expenses or losses, determined on a consolidated basis for Borrowers and their consolidated Subsidiaries; provided, however, that for each fiscal quarter or month, as applicable, ending before December 31, 2011 included in the applicable period of determination, (i) $6,984,000 for the fiscal quarter ended March 31, 2010, $5,694,000 for the fiscal quarter ended June 30, 2010 and $5,430,000 for the fiscal quarter ended September 30, 2010, shall be added to EBITDA and (ii) the Acquisition will be deemed to have closed October 1, 2010 and EBITDA (determined in accordance with GAAP) of Stateless Systems Pty Ltd. for the period October 1, 2010 through the Effective Date will be added to Borrowers’ EBITDA.

(b) Paragraph (f) of the “Permitted Acquisition” definition is restated in its entirety as follows:

(f) Agent shall have received satisfactory evidence showing that the business or Person being acquired has positive EBITDA (determined in accordance with GAAP to be the Net Income of such business or Person being acquired for the twelve month period then ended plus, without duplication and only to the extent reflected as a charge or reduction in the statement of such Net Income for such period, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) non-cash stock compensation expenses, and (e) subject to the approval of the Majority Lenders, which may be granted or withheld in their sole discretion, any extraordinary, unusual or non-cash non-recurring expenses or losses, determined on a consolidated basis for the business or Person being acquired).

2.2 Amendment to Section 13.10 of the Loan Agreement. The first paragraph of Section 13.10 of the Loan Agreement is restated in its entirety to read as follows:

13.10 Amendment and Waiver. Except as otherwise provided in this Section 13.10, no amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Lenders (or by the Agent at the written request of the Majority Lenders) or, if this Agreement expressly so requires with respect to the subject matter thereof, by all Lenders (and, with respect to any amendments to this Agreement or the other Loan Documents, by any Credit Party or the Guarantors that are signatories thereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Lender or Lenders affected thereby, do any of the following: (i) increase the stated amount of such Lender’s commitment hereunder, (ii) reduce the principal of, or interest on, any outstanding

Indebtedness or any Fees or other amounts payable hereunder, (iii) postpone any date fixed for any payment of principal of, or interest on, any outstanding Indebtedness or any Fees or other amounts payable hereunder; provided however that this clause (iii) does not apply to (x) any change to any provision increasing any interest rate or fee during the continuance of an Event of Default or to any payment of any such increased or (y) any modification to Section 4.8(a) or to any financial covenants set forth in Section 7.9 or in any definition set forth therein or principally used therein, (iv) except as expressly permitted hereunder or under the Collateral Documents, release all or substantially all of the Collateral (provided that neither Agent nor any Lender shall be prohibited thereby from proposing or participating in a consensual or nonconsensual debtor-in-possession or similar financing), or release any material guaranty provided by any Person in favor of Agent and the Lenders, provided however that Agent shall be entitled, without notice to or any further action or consent of the Lenders, to release any Collateral which any Credit Party is permitted to sell, assign or otherwise transfer in compliance with this Agreement or the other Loan Documents or release any guaranty to the extent expressly permitted in this Agreement or any of the other Loan Documents (whether in connection with the sale, transfer or other disposition of the applicable Guarantor or otherwise), (v) terminate or modify any indemnity provided to the Lenders hereunder or under the other Loan Documents, except as shall be otherwise expressly provided in this Agreement or any other Loan Document, or (vi) change the definitions of, “Applicable Recapture Percentage”, “Term Loan A Percentage”, “Interest Periods”, “Majority Lenders”, Sections 10.2 or 10.3 hereof or this Section 13.10; provided, further, that notwithstanding the foregoing: (A) the Term Loan A Maturity Date may be postponed or extended only with the consent of all the Term Loan A Lenders, (B) no amendment, waiver, or consent shall, unless in a writing signed by the Agent affect the rights or duties of the Agent under this Agreement or any other Loan Document. All references in this Agreement to “Lenders” or “the Lenders” shall refer to all Lenders, unless expressly stated to refer to Majority Lenders (or the like).

ARTICLE III

Conditions Precedent

3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Amendment and Other Documents. Agent shall have received this Amendment executed by Borrower and all other parties hereto.

(b) No Default. No Default or Event of Default shall exist.

(c) Representations and Warranties. All of the representations and warranties contained in the Loan Agreement, as amended hereby, shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

ARTICLE IV

Ratifications, Representations and Warranties

4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Loan Agreement, as amended hereby, is legal, valid, binding and enforceable in accordance with its terms.

4.2 Representations and Warranties. Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents (as defined in the Loan Agreement) executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational document of Borrower, (b) the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE V

Miscellaneous

5.1 Loan Document. This Amendment is a Loan Document.

5.2 Obligations. This Amendment is not intended as and shall not be construed as a release or novation of any Indebtedness.

5.3 Further Actions. Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent may deem necessary or appropriate in connection with this Amendment.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

5.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

5.6 ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

The Remainder of This Page Is Intentionally Left Blank.

Executed as of the date first written above.

BORROWERS:

WHALE SHARK MEDIA, INC.

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

SPECTRAWIDE ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

SPECTRAWIDE INC.

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

CSB ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

CLTD ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

SMALLPONDS, LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

DEALS.COM, LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

RMN ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:	CEO

AGENT:

COMERICA BANK

By:	/s/ Stephen Bitter
Name:	Stephen Bitter
Title:	Vice President

LENDER:

COMERICA BANK

By:	/s/ Stephen P. Bitter
Name:	Stephen P. Bitter
Title:	Vice President

LENDER:

SQUARE 1 BANK

By:	/s/ David S. McLaughlin
Name:	David S. McLaughlin
Title:	Vice President